FREEPORT-McMoRAN COPPER & GOLD

4th Quarter 2007 Earnings Conference Call



James R. Moffett

Richard C. Adkerson

Timothy R. Snider

Kathleen L. Quirk

January 23, 2008

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains forward-looking statements in which we discuss factors we believe may affect our performance in the future. Forward-looking statements are all statements other than historical facts, such as statements regarding projected ore grades and milling rates, projected sales volumes, projected unit net cash costs, projected operating cash flows, projected capital expenditures, the impact of copper, gold and molybdenum price changes, the impact of changes in deferred intercompany profits on earnings, projected debt and cash balances and the impact of purchase accounting, including on production costs and depreciation, depletion and amortization expenses. Accuracy of the forward-looking statements depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. FCX cautions readers that it assumes no obligation to update or publicly release any revisions to the forward-looking statements in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise the forward-looking statements more frequently than quarterly. This presentation includes forward looking statements regarding geologic resources not included in reserves. The geologic resources described in this presentation will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated geologic resources not included in reserves will become proven and probable reserves. Additionally, important factors that might cause future results to differ from these projections include mine sequencing, production rates, industry risks, commodity prices, political risks, weather-related risks, labor relations, currency translation risks and other factors described in FCX's Quarterly Report on Form 10-Q for the three months ended March 31, 2007, filed with the Securities and Exchange Commission (SEC).

This presentation also contains certain financial measures such as unit net cash costs (credits) per pound of copper and unit net cash costs per pound of molybdenum. As required by SEC Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements or pro forma consolidated financial results are in the supplemental schedule, "Product Revenues and Production Costs," beginning on page VII, which is available on our internet web site www.fcx.com.

2007 Highlights

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- **Extraordinary Year; Record Performance**
- **Transformed FCX Into World's Largest Publicly Traded Copper Company**
- **Successful Integration**
- **Achievement of Debt Reduction Targets Well Ahead of Schedule**
- **Higher Production Profile and Further Expansion Opportunities**
- **Increased Common Dividend by 40% and Authorized 20 Million Share Open Market Purchase Program**

Transformation of FCX

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FCX Revenue Comparison
($ in billions)
$5.8
$16.9
2006
2007


FCX Net Income Comparison*
($ in billions)
$1.4
$2.7
2006
2007

* From continuing operations


FCX Cash Flow Comparison
($ in billions)
$1.9
$6.2
2006
2007


Enterprise Value
($ in billions)
$12.1
$51.2
Y-E 2006 (1)
Y-E 2007 (2)

(1) Based on 12/31/06 stock price of $55.73 per share and 222 million fully diluted shares.
(2) Based on 12/31/07 stock price of $102.44 per share and 445 million fully diluted shares.

Revenue / Production Mix

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Mining Revenue by Commodity

2007 Pro Forma


Gold
10%
Molybdenum
12%
Copper
78%

Copper Production by Method

2007 Pro Forma


SX/EW
35%
Concentrate
65%

FREEPORT-MCMORAN COPPER & GOLD

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Quarterly Operating Highlights

Operating Data	4Q06 Pro Forma	4Q07
Copper		
Consolidated Volumes *(mm lbs)* (1)	1,031	878
Average Realization *(per lb)* (2)	$2.99	$3.12
Net Unit Cash Cost *(per lb)*	$0.71	$1.08
Gold		
Consolidated Volumes *(000's ozs)*	538	161
Average Realization *(per oz)*	$628	$803
Molybdenum		
Consolidated Volumes *(mm lbs)* (1)	18	19
Average Realization *(per lb)*	$22.68	$27.84

Sales From Mines for 4Q by Region

North America



333
316
Cu
mm lbs
18
19
Mo
mm lbs
4Q06
4Q07
4Q06
4Q07

South America



266
379
Cu
mm lbs
Au
000's ozs
26
30
4Q06
4Q07
4Q06
4Q07

Indonesia



432
183
Cu
mm lbs
508
124
Au
000's ozs
4Q06
4Q07
4Q06
4Q07

Note: 4Q06 numbers are pro forma for the acquisition of Phelps Dodge
(1) Excludes purchased products
(2) Realizations above exclude hedging. Average Realization, including hedging was $3.19/lb in 4Q06 and $3.16/lb in 4Q07

4Q07 Copper Impact

- Spot Price Declined From $3.70/lb at Start of Quarter to $3.01/lb at Year-end
- Approximately Half of Sales in Any Quarter are Provisionally Priced and Subject to Final Pricing
  - Quarter-end Price is a Major Determinant in Recorded Price
- Two Impacts in 4Q07
  1) Adjustments to 3Q Sales (Provisionally Priced at $3.65/lb at 9/30/07) Remained Subject to Final Pricing
     - $281 MM in Lower Revenues ($137 MM to Net Income, $0.33/Share)
  2) Recorded Sales Price of $3.12/lb Was Less Than 4Q07 Market Average of $3.28/lb*
     - $73 MM Impact to Net Income, $0.18/Share

* These sales will be finally priced in future periods. Each $0.05 change from the 12/31/07 price would result in ~$14 mm effect on FCX's 2008 net income.

FREEPORT-McMoRAN COPPER & GOLD

Pro Forma 2007 Sales and Unit Production Costs by Region

2007 Pro Forma Sales by Region



North America
1,332
Cu
mm lbs
69(1)
Mo
mm lbs
South America
1,399
Cu
mm lbs
0.1
Au
mm ozs
Indonesia
1,131
Cu
mm lbs
2.2
Au
mm ozs

(per pound of copper) **Cash Unit Costs**	North America	South America	Indonesia	Consolidated
Site Production & Delivery[(2)]	$1.43	$0.91	$1.19	$1.17
Royalties[(2)]	-	-	0.12	0.03
Treatment Charges	0.09	0.20	0.34	0.21
By-product Credits	(0.66)	(0.09)	(1.36)	(0.66)
Net Cash Unit Costs	$0.86	$1.02	$0.29	$0.75

(1) Includes Cerro Verde moly

(2) Production costs include profit sharing in South America and severance taxes in North America

Preliminary Reserves at 12/31/07

Consolidated Proven & Probable Reserves

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	Copper billion lbs	Molybdenum billion lbs	Gold million ozs
Reserves @ 12/31/06	**93.6**	**1.95**	**42.5**
Additions/revisions*	3.5	0.16	0.8
Production	(3.9)	(0.07)	(2.3)
Net change	(0.4)	0.09	(1.6)
Reserves @ 12/31/07	**93.2**	**2.04**	**41.0**
* as % of 2007 production	89%	229%	33%
Reserves @ 12/31/99	**93.2**	**2.14**	**51.4**
Additions/revisions*	30.5	0.36	11.6
Production	(30.6)	(0.46)	(22.0)
Net change	(0.0)	(0.10)	(10.4)
Reserves @ 12/31/07	**93.2**	**2.04**	**41.0**
* as % of production	100%	79%	53%

12/31/07 Copper Reserves by Geographical Region


North America
28%
South America
28%
Indonesia
40%
4%
Africa

Long-term prices of $1.20 copper, $6.50 molybdenum, and $450 gold
Note: Reserves as of 12/31/99 and 12/31/06 are pro forma

FREEPORT-McMoRAN COPPER & GOLD

Markets Overview

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000's Metric Tons
Cents Per Pound
LME Copper Price
LME & COMEX Exchange Stocks*
2,000
1,750
1,500
1,250
1,000
750
500
250
0
400
350
300
250
200
150
100
50
0
Jan-99 Jul-99 Jan-00 Jul-00 Jan-01 Jul-01 Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 Jul-06 Jan-07 Jul-07 Jan-08

*LME and Comex, excluding Shanghai stocks, producer, consumer and merchant stocks.

London Gold Price *($/oz)*



$1,000
$750
$500
$250
$0
Dec-98 Dec-99 Dec-00 Dec-01 Dec-02 Dec-03 Dec-04 Dec-05 Dec-06 Dec-07

Molybdenum Price* *($/lb)*



$40
$35
$30
$25
$20
$15
$10
$5
$0
Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 Jul-06 Jan-07 Jul-07

* Metals Week – Molybdenum Dealers Oxide Price

2008 Outlook

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- **Sales Outlook:**
  - *Copper: 4.3 Billion lbs.*
  - *Gold: 1.3 Million ozs.*
  - *Molybdenum: 75 Million lbs.*

- **Modeled Operating Cash Flows (1):** *~ $5 Billion for 2008*
  - **Significant Working Capital Requirements in First Half**
  - **Funded Settlement of 2007 Copper Collars of $0.6 Billion in 1Q08**
  - **Expect to Generate ~ 75% of Cash Flows in Second Half**

- **Capital Expenditures:** *~ $2.4 Billion for 2008*

(1) Assumes prices of $3.00/lb. Copper, $800/oz. Gold, and $30/lb. Molybdenum in 2008, each 20¢ change in copper would impact this estimate by approximately $500 MM.
Note: Amounts are projections; see cautionary statement.

Achievement of Significant Debt Reduction

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(US$ billions)
Total Debt
$20
$15
$10
$5
$0
$17.6 (1)
$14.2
Net of Cash
$7.2
$5.6
Net of Cash
At Time of Acquisition
12/31/07

Total Debt at 12/31/07

Senior Notes Issued in 2007	$6.0
Heritage PD Debt	0.8
Other Debt	0.4
Total	$7.2

(1) Pro Forma year-end 2006 total debt of $1.6 billion plus $16 billion in acquisition debt

Development Project Update
North America

Safford Mine Development

- Major new mine in Arizona substantially completed
- SX/EW facility start-up in 4Q07 with first copper production in December; ramp-up in 1H08
- 240MM lbs Cu/year
- ~ $675MM project


Safford
First Production
HARVEST

Miami Mine Restart

- Restart of the Miami mine
- 100MM lbs Cu/year by 2010
- ~$100MM project, primarily mining equipment
- 12/31/07 reserves of 600MM lbs Cu

Morenci Mill Restart & Concentrate Leach Plant

- Mill averaged over 47K t*/d in 4Q07 with throughput approaching design (54K t*/d) by year-end
- Concentrate Leach Plant continued to ramp up production following commissioning in 3Q07
- Adds 115MM lbs Cu/year aggregate and enhances cost profile
- ~ $250MM project

NOTE: FCX has an 85% ownership interest in Morenci and a 100% interest in Safford and Miami
** short tons*

Development Project Update
North America

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Climax Mine Restart

- ~$500MM "brownfield" project
  - Open-pit operation
  - Construction of new mill with restart by 2010
- Initial annual production ~30mm lbs moly at ~$3.50/lb cash costs



Primary crusher
Covered ore stockpile
Pebble crusher
SAG & Ball mills
Flotation circuit

billion lbs Mo



1.9
2.0
Production (1918-present)
Recoverable Reserves + Mineralized Material

- Largest, highest-grade undeveloped moly resource with substantial upside
- Facilities designed to enable expansion – potential to double production

NOTE: FCX has a 100% ownership interest in Climax

Development Project Update
South America

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Cerro Verde
Mill Expansion

Cerro Verde Sulfide Mill Expansion

- ~$900MM project completed in 4Q06
- Operated at capacity during the second half 2007
- Adds 430MM lbs/year aggregate
- Ramping up moly production in 2008

El Abra Sulfide

- Large sulfide mineral deposit underlying current oxide pit
- Environmental impact study submitted to Chilean Government
- Extends mine life 10+ years
- Adds 325MM lbs copper/year aggregate vs. oxide only
- ~ $450MM project


El Abra
E-W Section
Original Topography
Current Pit
Oxide Final Pit
Sulfide Final Pit
Legend
Leached Capping
Oxide
Mixed Oxide
Chalcocite
Bornite
Chalcopyrite
Pyrite

NOTE: FCX has a 53.6% ownership interest in Cerro Verde and a 51% interest in El Abra

Development Project Update
Indonesia

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Big Gossan
Shaft Development


Crusher Master Plan
Mill Optimization

Underground Mine Development

- **DOZ Expansions**
  - Completed 50K expansion in mid-2007; record production of 59K t*/d in 4Q
  - Further expansion to 80K
- **Completed 96% of tunneling (Common Infrastructure) required to reach Grasberg Block Cave**
- **Initiate mine development activities at Grasberg Block Cave in 1H08**
- **Big Gossan to reach full rates by year-end 2010 (aggregate copper of 125MM lbs/year and gold of 65K ozs/year)**

Mill Optimization

- <u>HPGRs</u> – completed; recovery enhancements
- <u>Crusher Master Plan</u> – target completion 2Q08; throughput enhancement

NOTE: FCX has a 90.64% ownership interest in Grasberg
** metric tons*

Development Project Update
Democratic Republic of Congo

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Tenke Fungurume Mine Development

- **Engineering & procurement activities continue; steel & concrete work proceeding in the leaching/processing area**
- **Capital cost estimate of ~$900MM (aggregate)***
- **Initial production target – 2009**



Leach Tank Construction



Tenke Plant Site

- **Aggregate annual production of 250MM lbs copper and 18MM lbs cobalt**
- **Initial Estimates of Reserves at 12/31/07: 100MM metric tons – 2.3% copper and 0.3% cobalt**

NOTE: FCX has a 57.75% ownership interest in the Tenke Fungurume project
**Capital cost estimates will continue to be reviewed as engineering and construction activities progress.*

Growth Project Update
Incremental Expansions

- **Incremental expansions at Morenci, Sierrita, Bagdad and Cerro Verde**
  - Total capital costs of ~$400MM*; engineering in-progress
  - Incremental annual metal** of 210MM lbs copper & 7MM lbs moly
  - Financially attractive

		Capital $MM	Incr. Cu MM lbs/yr	Start-up
Morenci	ROM/EW Expansion, +90K t/d	$100	100	2009
Bagdad	Mill Expansion, +21K t/d	110	55	2010
Sierrita	Mill Expansion, +16K t/d	160	25	2010
Cerro Verde	Mill Expansion, +12K t/d	30	30	2009
Total		$400	210	

- **Continue to review additional expansion opportunities at our existing operations**

*Scoping level estimates, +/- 40%
** Consolidated incremental metal at full operating rates
Note: metric tons

Copper Reserves & Mineralized Material

Preliminary Estimates as of 12/31/07


93
100
at $1.20 copper price
Incremental at $1.50 copper price
Reserves (a)
(billion lbs of recoverable copper)
Mineralized Material (b)
(billion lbs of contained copper)

(a) *Consolidated copper reserves using a long-term copper price of $1.20; 77 billion pounds net to FCX's interest*

(b) *Consolidated copper resources using a long-term copper price of $1.50;* ***Mineralized Material is not included in reserves and will not qualify as reserves until comprehensive studies establish their legal and economic feasibility. Accordingly, no assurance can be given that the estimated resources and mineralization will become proven and probable reserves.***

Exploration Drives the Mine Plan

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Aggregate 2008e Exploration: ~$175 million


North America
Lone Star
& Morenci
37%
South America
14%
Africa
Tenke
Fungurume
& Kisanfu
22%
Australasia & Other Areas
6%
Indonesia
Deep Grasberg,
Kucing Liar, &
other targets
outside
of Block A
21%

e = estimate. Please see cautionary statement.

Significant Exploration Potential

Tenke Fungurume, Democratic Republic of Congo

- Believed to be largest undeveloped, high grade copper/cobalt project in the world today
- Less than half of 600-square-mile concession explored; cumulative strike length greater than 80 kilometers

Papua, Indonesia

- Rights to 2.2 million acres
- Highly prospective exploration areas provide opportunities to continue to add to our long-lived reserves

Other

- Brownfield opportunities – existing operations
- Greenfield – global exploration activities


Tenke Fungurume


Pacific
Ocean
Banda
Sea
Papua,
Indonesia
Papua
New Guinea
Arafura
Sea
Papua, Indonesia

Tenke Fungurume

2008 Exploration Program

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- **+70 kilometers of diamond drilling with 10 drill rigs**
- **Drill & advance mine development, brownfields & greenfields targets**
- **$20 million**


N
Sefu
Kwatebala
Goma
Kansalawile
Dipeta Syncline Area
Mambilima
Mambi.
South
Fungurume
Pumpi
0
2,500
5,000
metres
License boundaries

- Existing drill holes
- Drilling in Dec 2007
- Priority 1: Excellent potential for outcropping and covered mineralization
- Priority 2: Potential for covered mineralization

Sales Profile 2007 - 2010e

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Copper Sales (billion lbs)



5
4
3
2
1
0
3.6
3.9
4.3
4.5
4.8
2006 Pro Forma
2007 Pro Forma*
2008e
2009e
2010e

Note: Consolidated copper sales include approximately 535 mm lbs in 2006, 647 mm lbs in 2007, 700 mm lbs in 2008e, 750 mm lbs in 2009e and 775 mm lbs in 2010e for minority interest; excludes purchased copper.

* 2007 includes pre-acquisition sales of 505 mm lbs of copper, 18 k oz of gold and 17 mm lbs of molybdenum

Gold Sales (million ozs)



3
2
1
0
1.9
2.3
1.3
2.1
2.2
2006 Pro Forma
2007 Pro Forma*
2008e
2009e
2010e

Note: Consolidated gold sales include approximately 185 k oz in 2006, 228 k oz in 2007, 135 k oz in 2008e, 210 k oz in 2009e and 220 k oz in 2010e for minority interest

Molybdenum Sales (million lbs)



100
80
60
40
20
0
69
69
75
80
100
2006 Pro Forma
2007 Pro Forma*
2008e
2009e
2010e

Note: Consolidated molybdenum sales include approximately 3 mm lbs in 2008e, 4 mm lbs in 2009e and 4 mm lbs in 2010e for minority interest; excludes purchased molybdenum

e = estimate. Please see cautionary statement.

2008e Quarterly Payable Metal Sales

Copper Sales (million lbs)



1,250
1,000
750
500
250
0
885
980
1,145
1,240
1Q08e
2Q08e
3Q08e
4Q08e
44%
56%

Gold Sales (thousand ozs)



Grasberg currently mining in lower grade section.
750
500
250
0
170
200
350
600
1Q08e
2Q08e
3Q08e
4Q08e

Note: Consolidated gold sales include approximately 20 k oz in 1Q08e, 20 k oz in 2Q08e, 35 k oz in 3Q08e and 60 k oz in 4Q08e for minority interest

Molybdenum Sales (million lbs)



25
20
15
10
5
0
19
19
19
18
1Q08e
2Q08e
3Q08e
4Q08e

Note: Consolidated copper sales include approximately 150 mm lbs in 1Q08e, 170 mm lbs in 2Q08e, 185 mm lbs in 3Q08e and 195 mm lbs in 4Q08e for minority interest; excludes purchased copper

e = estimate. Please see cautionary statement.

2008e Sales and Unit Production Costs by Region

2008e Sales by Region



North America
1,575
Cu
mm lbs
75 (1)
Mo
mm lbs
South America
1,475
Cu
mm lbs
0.1
Au
mm ozs
Indonesia
1,200
Cu
mm lbs
1.2
Au
mm ozs

(per pound of copper) **Cash Unit Costs** (2)	North America	South America	Indonesia	Consolidated
Site Production & Delivery (3)	$1.50	$1.14	$1.31	$1.32
Royalties (3)	-	-	0.10	0.03
Treatment Charges	0.08	0.14	0.24	0.15
By-product Credits	(0.58)	(0.23)	(0.85)	(0.54)
Net Cash Unit Costs	$1.00	$1.05	$0.80	$0.96

(1) Includes Cerro Verde moly

(2) Estimates assume average prices of $3.00lb for copper, $800/oz for gold and $30/lb for molybdenum for 2008. Quarterly unit costs will vary significantly with quarterly metal sales volumes.

(3) Production costs include profit sharing in South America and severance taxes in North America

Note: Amounts are projections. See Cautionary Statement.

EBITDA and Cash Flow at Various Copper Prices

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Average Annual EBITDA 2008e-2009e

($800 Gold & $25 Molybdenum)


(US$ billions)
$12
$10
$8
$6
$4
$2
$0
Cu $2.50/lb
Cu $3.00/lb
Cu $3.50/lb

Average Annual Operating Cash Flow 2008e-2009e

($800 Gold & $25 Molybdenum)


(US$ billions)
$8
$6
$4
$2
$0
Cu $2.50/lb
Cu $3.00/lb
Cu $3.50/lb

Note: Prices as noted for 2008 – 2009. On an annual basis, each $50/oz change in gold approximates $90 million to EBITDA and $50 million to operating cash flow; each $2.00/lb of molybdenum equates to $140 million to EBITDA and $100 million to operating cash flow. EBITDA equals operating income plus depreciation, depletion, and amortization, and excludes purchase accounting impacts.

Sensitivity to Commodity Prices

Change	Annual Financial Impact EBITDA	Net Income	Operating Cash Flow
		(US$ millions)	
Copper: -/+ $0.20/lb	$850	$490	$575
Molybdenum: -/+ $2.00/lb	$140	$100	$100
Gold: -/+ $50/ounce	$90	$45	$50

Note: Annual financial impact based on estimated average annual sales for 2008-2009 and excludes purchase accounting impacts.

Capital Expenditures


Major Projects
All Other
(US$ billions)
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$1.8
1.0
0.8
$2.4
1.1
1.3
$1.8
0.9
0.9
$1.2
0.8
0.4
2007 *
2008e
2009e
2010e

* Includes PD expenditures beginning March 20, 2007

Note: Includes capitalized interest. e = estimate. Please see cautionary statement.

Average Annual Excess Cash Flow (1) 2008e – 2009e

($ in billions, except copper, gold and molybdenum prices)


Copper Sensitivities with
$800 Gold/$25 Molybdenum
Op. Cash Flow After CAPEX & MI Distributions
$5
$4
$3
$2
$1
$0
Annual Dividend of $1.75/share
Preferred Dividends
Available for investments/ debt reduction/ shareholder returns
$2.50
$3.00
$3.50
$800 Gold/$25 Molybdenum

Cash Available After Dividends 2-Yr Total (2)	***$1.9***	***$4.4***	***$6.8***

NOTE: 2008 excess cash flows expected to be less than the average as a result of working capital uses.
(1) Average annual operating cash flow after capital expenditures and minority distributions.
(2) After annual dividend of $1.75 per share and preferred dividends

Financial Policy

- FCX is Committed to Maintaining a Strong Financial Position
- Continuation of Positive Copper Markets is Expected to Provide Substantial Cash Flows
  - Investments in Projects With Attractive Returns
  - Opportunistic Debt Reduction
  - Shareholder Returns
- Committed to Long-Standing Tradition of Maximizing Value for Shareholders
- December 2007 Board Action
  - Increased Common Stock Dividend From $1.25 to $1.75/Share per Annum
  - Approved 20-Million Share Open Market Share Purchase Program
- Financial Policy Reviewed on Ongoing Basis

Reference Slides



Grasberg District Ore Bodies

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At year-end, we arrived at the start of the Grasberg BC terminal
In 2008, we will begin development of Grasberg BC infrastructure
Grasberg UG
Grasberg Pit
Kucing Liar
Kucing Liar "Spur"
Amole
Elevation: 2,900 meters
Grasberg Block Cave "Spur"
MLZ
Deep MLZ
ESZ
DOZ
Big Gossan
Lower access to Big Gossan initiated (currently at BG terminal)
MLA
Dom BC
Dom Pit
Mill
December 2007
5.5 km* from the Portal (initiated Grasberg BC spur development)
Elevation: 2,500 meters
Common Infrastructure
Portals (Ridge Camp)
2004
Portal construction started (April)
Tunnel development started (July)
COW A Ore Bodies
Plan View
N

* represents the distance from the portal and not indicative of total development meters

Grasberg Open Pit

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9N
8N
8E
6N
7S
8S
N

PT-FI Mine Plan

PT-FI's Share of Metal Sales, 2008e-2012e

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Copper, billion lbs | *Gold, million ozs*

2008e – 2012e PT-FI Share
Total: 6.0 billion lbs
Annual Average: 1.2 billion lbs

2008e – 2012e PT-FI Share
Total: 7.8 million ozs
Annual Average: 1.6 million ozs


1.2
1.2
2008e
1.2
2.0
2009e
1.4
2.1
2010e
1.0
1.3
2011e
1.2
1.2
2012e

e = estimate. Amounts are projections; see cautionary statement.
Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.

Mining Sequence in 2008

Copper Equivalent Cross Section


A
B
7S is the Primary Ore Pushback in 2008
8E
7S
1Q08
End
2007
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2008

Copper Equivalent Cross Section

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A
B
7S is the Primary Ore Pushback in 2008
8E
7S
End
2007
2Q08
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2008

Copper Equivalent Cross Section

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A
B
7S is the Primary Ore Pushback in 2008
8E
7S
End 2007
3Q08
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2008

Copper Equivalent Cross Section


Cu
Au
Mo


A
B
7S is the Primary Ore Pushback in 2008
8E
7S
End 2007
4Q08
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2009
Copper Equivalent Cross Section

Cu Au Mo


A
B
7S and 8E/8S are the Primary Ore Pushbacks in 2009
8E
7S
End 2008
2009
Grasberg Plan View
A
B
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2010

Copper Equivalent Cross Section


A
B
8E/8S is the Primary Ore Pushback in 2010
9N
8E
8E/8S
End 2009
2010
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2011

Copper Equivalent Cross Section


A
B
8E/8S and 9N are the Primary Ore Pushbacks in 2011
9N*
End 2010
8E/8S
2011
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

* 9N is in ore north of this cross-section

Mining Sequence in 2012

Copper Equivalent Cross Section



A
B
9N is the Primary Ore Pushbacks in 2012
9N*
End 2011
2012
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

* 9N is in ore north of this cross-section